UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2021 (December 20, 2021)

VIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 South Milpitas Blvd.

Milpitas, California, 95035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in View, Inc.’s (the “Company” or “View”) Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 9, 2021, Harold Hughes, a director of the Company, was appointed as Executive Chair of the Company on November 8, 2021. Mr. Hughes remains a member of the Company’s Board of Directors (the “Board”); however, in light of his appointment to serve as an executive officer, he resigned from the Audit Committee of the Board (the “Audit Committee”). Accordingly, the Audit Committee currently has two members. Nasdaq Listing Rule 5605 requires that all listed companies’ audit committees be comprised of at least three independent directors, although Nasdaq Listing Rule 5605(c)(4) provides a specified cure period in order to regain compliance.

On December 20, 2021, the Company received a letter from Nasdaq noting that the Company was not in compliance with the requirements of Nasdaq Listing Rule 5605 (the “Rule”). The letter also acknowledged that Nasdaq Listing Rule 5605(c)(4) provides a cure period in order for the Company to regain compliance until the earlier of the Company’s next annual meeting of stockholders, or November 8, 2022 (or by May 9, 2022, if the Company’s next annual meeting of stockholders is held before May 9, 2022) (the “Compliance Date”). The Company must submit to Nasdaq documentation, including the biography of any new director, evidencing compliance with the Rule no later than the Compliance Date. The Company is working diligently to comply with Nasdaq’s audit committee requirements as set forth in the Rule within the cure period provided by Nasdaq, and expects to evidence such compliance to Nasdaq no later than the Compliance Date.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, as well as certain materials View files with the SEC and information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates, assumptions, projections, and management’s beliefs, that are subject to change. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks which are described more fully in View’s definitive proxy statement filed with the SEC on February 16, 2021, which is incorporated by reference into View’s Current Report on Form 8-K filed with the SEC on March 12, 2021. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

By:	/s/ Bill Krause
Name: Bill Krause
Title: Senior Vice President, General Counsel & Secretary

Dated: December 23, 2021